Supplementary Financial Data (Tables)	6 Months Ended
Jun. 30, 2013
Consolidated Quarterly Financial Information

The following table presents certain unaudited quarterly financial information for the ten quarters in the period ended June 30, 2013. This information has been prepared on the same basis as the audited financial statements and includes all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the unaudited quarterly results of operations set forth herein. Net income (loss) per share for all periods presented have been retroactively adjusted to reflect the 1-for-10 reverse stock split effected on May 17, 2013.

	For the Three Months Ended(1)
	March 31	June 30	September 30	December 31
	(in thousands except per share data)
	(unaudited)
2013:
Collaboration and license revenue	$3,108	$2,601
Operating expenses	(20,761)	(24,541)
Loss from operations	(17,653)	(21,940)
Net loss	(18,142)	(21,598)
Basic and diluted net loss per share	$(12.94)	$(1.47)
2012:
Collaboration and license revenue	$2,481	$66,865	$738	$1,958
Operating expenses	(15,768)	(16,147)	(12,833)	(16,438)
Income (loss) from operations	(13,287)	50,718	(12,095)	(14,480)
Net income (loss)	(13,127)	49,762	(11,488)	(13,781)
Basic net income (loss) per share	$(10.08)	$1.71	$(8.38)	$(10.02)
Diluted net income (loss) per share	$(10.08)	$1.67	$(8.38)	$(10.02)
2011:
Collaboration and license revenue	$9,875	$10,080	$18,563	$39,511
Operating expenses	(12,855)	(13,771)	(11,990)	(19,545)
Income (loss) from operations	(2,980)	(3,691)	6,573	19,966
Net income (loss)	(2,971)	(3,643)	6,595	20,004
Basic net income (loss) per share	$(2.42)	$(2.95)	$0.12	$0.65
Diluted net income (loss) per share	$(2.42)	$(2.95)	$0.11	$0.62

(1)	The amounts were computed independently for each quarter, and the sum of the quarters may not total the annual amounts.